AMENDMENT TO OFFSHORE SECURITIES AGREEMENT

                          November 12, 1997

P.R.I.F. L.P.
c/o Wood Gundy Inc.
200 King Street West
Toronto, Ontario M5H 3Z8
Canada

Gentlemen:

          We refer to that certain Offshore Securities Subscription Agreement, dated May 29, 1996 (the "Agreement"), as amended by that certain letter agreement, dated June 28, 1996 (the "Amendment"; the Agreement as amended by the Amendment, the "Amended Agreement"), between you and us.

          The Amended Agreement is hereby amended by deleting therefrom the final paragraph of Section 1.a. thereof. For the avoidance of doubt the paragraph to which the foregoing sentence refers is the paragraph which was added to Section 1.a. of the Agreement by the Amendment.

          This agreement reflects the present agreement of the parties hereto with respect to the transactions contemplated hereby and shall be binding upon and enforceable against the parties hereto. Except as amended herein, the Amended Agreement shall remain in full force and effect.

P.R.I.F. L.P.
November 12, 1997
Page 2


          If the foregoing reflects your understanding of our agreement, please so indicate by signing below.

                                   Very truly yours,

                                   SERAGEN, INC.



                               By:   /s/ Reed R. Prior
                                   ----------------------
                                   Reed R. Prior
                                   Chairman, Chief Executive
                                   Officer and Treasurer


Agreed and accepted:

P.R.I.F. L.P.

By:  H.B. & Co. Inc.



By: /s/ Henry Brachfield
    ---------------------
     Henry Brachfeld
     Officer

Date:  November 12, 1997